UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-23091

                                 GALLERY TRUST
               (Exact name of registrant as specified in charter)
                                    ________


                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                                Michael Beattie
                              C/O SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-888-832-4386

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2016

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.


                                  MONDRIAN (TM)
              [LOGO OMITTED]      INVESTMENT PARTNERS LIMITED


                       MONDRIAN INTERNATIONAL EQUITY FUND
                          (A Series of Gallery Trust)





                                 ANNUAL REPORT
                                OCTOBER 31, 2016








                              Investment Adviser:
                      MONDRIAN INVESTMENT PARTNERS LIMITED

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Shareholder Letter ........................................................    1
Portfolio Performance Review ..............................................    2
Growth of a $1,000,000 Investment .........................................    5
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   29
Disclosure of Fund Expenses ...............................................   30
Trustees and Officers of the Gallery Trust ................................   32
Notice to Shareholders ....................................................   35
Fund Information ..........................................................   36



The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days of the period end. The Fund's N-Q forms are available on the Commission's website at http://www.sec. gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission's website at http://www.sec.gov.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------
SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide this annual report for the Mondrian International Equity Fund (the "Fund"). The year ended October 31, 2016 brought many positive developments.

In March 2016, we announced the successful reorganization of the former Delaware Pooled Trust International Equity Fund into the Mondrian International Equity Fund and its reopening to new investors. With the reorganization, Mondrian transitioned from sub-adviser to adviser for this institutional mutual fund and lowered the operating expense ratio.

Mondrian has managed this portfolio since inception in February 1992, offering shareholders a long-term record of outperformance and lower volatility, as compared to MSCI EAFE and the Morningstar Foreign Large Value peer group. The Fund has an overall 4 Star Morningstar rating* as of October 31, 2016. The Fund's investment team, led by CIO Elizabeth Desmond, has consistently applied Mondrian's philosophy, methodology, and portfolio management process delivering defensive, value-oriented characteristics to investors for over two decades.

For more information about the Mondrian International Equity Fund please continue reviewing this report or visit www.mondrian.com/mutualfunds. We would also be happy to speak with you at 888-832-4386.

THANK YOU,

MONDRIAN INVESTMENT PARTNERS


--------------
* OVERALL RATED 4 STARS FOR THE PERIOD ENDED OCTOBER 31, 2016 OUT OF 282 U.S. OE FOREIGN LARGE VALUE FUNDS. MORNINGSTAR RANKINGS ARE BASED ON RISK ADJUSTED RETURNS, AND THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-YEAR, FIVE-YEAR AND TEN-YEAR (IF APPLICABLE) MORNINGSTAR RATINGS METRICS.

     FOR EACH FUND WITH AT LEAST A THREE YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF FUNDS IN EACH CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVES 2 STARS AND THE BOTTOM 10% RECEIVE 1 STAR. THE MONDRIAN INTERNATIONAL EQUITY FUND WAS RATED AGAINST THE FOLLOWING NUMBERS OF U.S.-DOMICILED FOREIGN LARGE VALUE FUNDS OVER THE FOLLOWING TIME PERIODS: 282 FUNDS IN THE LAST THREE YEARS, 233 FUNDS IN THE LAST FIVE YEARS AND 142 FUNDS IN THE LAST TEN YEARS. WITH RESPECT TO THESE FOREIGN LARGE VALUE FUNDS, THE MONDRIAN INTERNATIONAL EQUITY FUND RECEIVED A MORNINGSTAR RATING OF 4 STARS, 3 STARS AND 5 STARS FOR THE THREE, FIVE AND TEN-YEAR PERIODS, RESPECTIVELY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW

MONDRIAN INTERNATIONAL EQUITY FUND
(ALL RETURNS IN U.S. DOLLARS)
12 MONTHS ENDED OCTOBER 31, 2016

Over the last twelve months, international equity markets declined 3.23%, as measured by the MSCI EAFE Index (EAFE) in U.S. dollar (USD) terms. During this volatile period, the returns of the Mondrian International Equity Fund (the "Fund") exceeded index returns falling just 2.83%, demonstrating defensive characteristics against a weak equity market. This outperformance was driven principally by stock selection and sector allocation.

Over the course of the past fiscal year, the markets in our asset class have been strongly impacted by central bank policies and investor sentiment towards the UK's Brexit referendum. After a partial recovery in non-commodity-linked sectors in the fourth quarter of 2015, markets again weakened in the first quarter of 2016 driven by further Chinese renminbi devaluation and the surprise Bank of Japan (BoJ) decision to introduce negative interest rates. However, as expectations for Federal Reserve (the "Fed") rate hikes were pushed out further, the U.S. dollar weakened in March 2016 which supported a partial rebound in commodity prices and emerging markets. In June 2016, the unexpected UK referendum result in favor of leaving the EU triggered a fall in international equities at the end of a volatile quarter. Eurozone markets and the financials sector registered the most significant losses as investors worried about the potential economic and political repercussions. However, supportive central banks and rising hopes of additional stimulus helped international equities to shrug off Brexit concerns to register strong gains in the third quarter of 2016, led by cyclically-sensitive sectors.

Over the period, returns in Europe lagged Asia Pacific. The UK equity market declined by 10.2% as strong local returns were not enough to offset the British pound depreciation. The surprise referendum result particularly hit stocks in the financials and consumer discretionary sectors, but the impact on the broader UK equity market was mitigated by the large number of internationally diversified companies in the UK index, and British pound depreciation aided exporters. Most Asia Pacific markets in the index generated strong returns in the period. The Australian equity market generated the highest return among major markets, up 12.6%, supported by a recovery in commodity prices boosted by Chinese stimulus. The Japanese market rose 3.2% as yen appreciation more than offset significant local market declines. While the introduction of negative interest rates in the first quarter hit the financials sector in particular, during the period Prime Minister Abe's coalition won an increased majority in the Upper House election and announced a new fiscal stimulus package and further postponement of the planned consumption tax hike to October 2019, while the BoJ expanded monetary

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW (CONTINUED)

stimulus through increased ETF purchases and adopted a target for long-term interest rates. Country allocation effects added to relative returns. The positive impact of the underweight position in Japan and the overweight position in the UK more than offset the impact of the underweight position in Australia.

Currency movements over the last twelve months held back U.S. dollar returns for the EAFE Index. In particular, the British pound ended the period 21.0% weaker after declining in response to the unexpected UK referendum result. The euro also depreciated over the period, down 0.8% . Conversely, most Asia Pacific currencies appreciated against the U.S. dollar despite the first Fed interest rate hike since 2006 as expectations for further Fed rate hikes were pushed out. In particular, the Japanese yen appreciated by 14.8% as investors sought safe havens. In the portfolio, currency allocation held back relative investment returns, driven by the overweight position in the British pound and the underweight position in the Japanese yen.

In this environment, strong stock selection was driven by the returns of the portfolio's holdings in Switzerland, Japan and the UK, which more than offset the impact of the portfolio's holdings in Sweden and Germany. At the sector level, allocation between sectors added to relative returns, driven by the underweight position in the financials sector and the overweight position in the energy sector. Strong stock selection within sectors also added to relative returns, led by the returns of stocks in the utilities and consumer staples sectors.

The portfolio's relative returns were held back by the position in Lloyds Banking Group PLC, the UK retail bank, which fell by 35.5% over the twelve month period, primarily due to concerns regarding the outlook for the UK economy and housing market following the referendum result. We acquired the position in Lloyds into the share price weakness, starting in late 2015. Pearson PLC, the UK media and education company, decreased 25.7% after results indicating continued weakness in U.S. higher education. Sanofi, the French health care company, declined 20.2% as a result of continued competition and pricing pressure on diabetes drug Lantus in the U.S.

Conversely, the portfolio benefited significantly from its holding in Syngenta, the Swiss agri-chemicals company, which rose 23.3%, aided by the acquisition bid from ChemChina. This acquisition is expected to complete in the first quarter next year. Kirin Holdings, the Japanese brewer, gained 23.1%, supported by the strong financial results indicating that their strategy to regain share in the Japanese market is starting to be successful. Tokyo Electron, the Japanese manufacturer of semiconductor production equipment, increased 53.0%, supported by the strong order environment, improving margins and shareholder returns, and rising semiconductor capital expenditure in China.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW (CONCLUDED)

The highlights of the Fund's investment strategy include a strong value stock orientation; overweight positions in selected European markets; an overweight position in the telecommunications and energy sectors; and underweight positions in financials, materials and industrial sectors.

For the last few years, the markets have gyrated between fear and euphoria as they struggle to understand an economic outlook characterized by too much leverage and slow economic growth. Volatility is the inevitable result, particularly as policy decisions cannot create real economic growth in and of themselves. The Mondrian International Equity Fund remains positioned to navigate this environment with the objective of achieving long-term, stable real returns while protecting on the downside.

THIS MATERIAL REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGH THAN THE PERFORMANCE QUOTED.

INVESTING INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL INVESTMENTS ENTAIL RISKS NOT ORDINARILY ASSOCIATED WITH U.S. INVESTMENTS INCLUDING FLUCTUATION IN CURRENCY VALUES, DIFFERENCES IN ACCOUNTING PRINCIPLES, OR ECONOMIC OR POLITICAL INSTABILITY IN OTHER NATIONS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, AS WELL AS INCREASED VOLATILITY AND LOWER TRADING VOLUME. THE FUND MAY INVEST IN DERIVATIVES, WHICH ARE OFTEN MORE VOLATILE THAN OTHER INVESTMENTS AND MAY MAGNIFY THE FUND'S GAINS OR LOSSES.

DEFINITION OF COMPARATIVE INDEX

THE MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS, EXCLUDING THE U.S. & CANADA.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------
GROWTH OF A $1,000,000 INVESTMENT

--------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE YEARS ENDED OCTOBER 31, 2016*
--------------------------------------------------------------------------------
                                       1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL EQUITY FUND     -2.83%   -0.94%     4.37%     1.32%
--------------------------------------------------------------------------------
MSCI EAFE INDEX                        -3.23%   -1.31%     4.99%     1.22%
--------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


                          2006            2007            2008           2009           2010            2011
Mondrian
  International
  Equity Fund         $1,000,000       $1,233,485       $735,365       $853,835       $928,750       $920,536
MSCI EAFE Index       $1,000,000       $1,249,126       $666,739       $851,523       $922,671       $885,020

                        2012             2013            2014              2015             2016
Mondrian
  International
  Equity Fund         $941,301       $1,172,817       $1,189,924       $1,173,401       $1,140,221
MSCI EAFE Index       $925,857       $1,174,728       $1,167,626       $1,166,837       $1,129,188

* ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INCEPTION DATE OF THE PREDECESSOR FUND WAS FEBRUARY 4, 1992. INFORMATION PRESENTED FROM FEBRUARY 4, 1992 TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, IT MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

SEE DEFINITION OF THE COMPARATIVE INDEX ON PAGE 4.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Sector Weightings (unaudited)+:

15.1% Financials
12.3% Consumer Staples
12.1% Health Care
11.5% Industrials
10.8% Telecommunication Services
9.2% Consumer Discretionary
9.2% Energy
9.0% Information Technology
6.8% Utilities
3.1% Materials
0.9% Real Estate

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------

                                                     NUMBER OF         VALUE
                                                      SHARES         (U.S. $)
                                                    ----------    -------------
AUSTRALIA -- 1.3%
  QBE Insurance Group ..............................  744,123     $   5,654,877
                                                                  -------------
Total Australia                                                       5,654,877
                                                                  -------------
CHINA -- 1.6%
  China Mobile .....................................  571,500         6,547,282
                                                                  -------------
Total China                                                           6,547,282
                                                                  -------------
DENMARK -- 0.9%
  ISS ..............................................   99,788         3,923,304
                                                                  -------------
Total Denmark                                                         3,923,304
                                                                  -------------
FRANCE -- 6.7%
  Cie de Saint-Gobain ..............................  212,845         9,450,042
  Engie VVPR Strip (A)* ............................  162,519                --
  Sanofi ...........................................  176,387        13,739,966
  Societe Generale .................................  129,756         5,065,177
                                                                  -------------
Total France                                                         28,255,185
                                                                  -------------
GERMANY -- 8.9%
  Allianz ..........................................   60,653         9,454,664
  Bayerische Motoren Werke .........................    4,585           399,486
  Daimler ..........................................  110,335         7,861,951


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                     NUMBER OF         VALUE
                                                      SHARES         (U.S. $)
                                                    ----------    -------------
GERMANY (CONTINUED)
  Deutsche Telekom ................................   587,664       $ 9,576,675
  SAP .............................................   114,543        10,089,391
                                                                  -------------
Total Germany                                                        37,382,167
                                                                  -------------
ITALY -- 4.1%
  Enel ............................................ 1,847,849         7,951,664
  Eni .............................................   644,940         9,352,497
                                                                  -------------
Total Italy                                                          17,304,161
                                                                  -------------
JAPAN -- 18.4%
  Canon ...........................................   364,100        10,474,775
  Honda Motor .....................................   440,000        13,191,189
  Hoya ............................................    97,200         4,064,289
  Kirin Holdings ..................................   740,200        12,757,810
  Kyushu Railway * ................................    35,500         1,046,009
  Mitsubishi Electric .............................   505,000         6,850,029
  NTT DOCOMO ......................................    91,900         2,313,931
  Sumitomo Electric Industries ....................    58,500           867,152
  Takeda Pharmaceutical ...........................   265,500        11,899,018
  Tokio Marine Holdings ...........................   233,452         9,236,124
  Tokyo Electron ..................................    50,400         4,559,886
                                                                  -------------
Total Japan                                                          77,260,212
                                                                  -------------
NETHERLANDS -- 2.4%
  Koninklijke Ahold Delhaize ......................   434,726         9,923,846
                                                                  -------------
Total Netherlands                                                     9,923,846
                                                                  -------------
SINGAPORE -- 6.9%
  Ascendas REIT ................................... 2,220,500         3,782,631
  Jardine Matheson Holdings .......................    72,615         4,422,980
  Sembcorp Industries ............................. 1,349,700         2,454,441
  Singapore Telecommunications .................... 2,822,902         7,872,675
  United Overseas Bank ............................   759,820        10,256,546
                                                                  -------------
Total Singapore                                                      28,789,273
                                                                  -------------
SPAIN -- 5.4%
  Banco Santander .................................   505,559         2,484,645
  Iberdrola ....................................... 1,695,302        11,555,113


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                     NUMBER OF         VALUE
                                                      SHARES         (U.S. $)
                                                    ----------    -------------
SPAIN (CONTINUED)
    Telefonica ..................................     870,808      $  8,851,948
                                                                  -------------
Total Spain                                                          22,891,706
                                                                  -------------
 SWEDEN -- 3.4%
    Telefonaktiebolaget LM Ericsson Class B .....     934,025         4,521,135
    Telia .......................................   2,451,421         9,797,922
                                                                  -------------
 Total Sweden                                                        14,319,057
                                                                  -------------
 SWITZERLAND -- 12.6%
    ABB .........................................     625,680        12,898,663
    Nestle ......................................     121,158         8,784,889
    Novartis ....................................     105,224         7,485,998
    Syngenta ....................................      31,629        12,644,568
    Zurich Insurance Group ......................      41,836        10,945,723
                                                                  -------------
 Total Switzerland                                                   52,759,841
                                                                  -------------
 TAIWAN -- 1.8%
    Taiwan Semiconductor Manufacturing ..........     397,000         2,371,370
    Taiwan Semiconductor Manufacturing ADR ......     173,032         5,381,295
                                                                  -------------
 Total Taiwan                                                         7,752,665
                                                                  -------------
 UNITED KINGDOM -- 24.2%
    Amec Foster Wheeler PLC .....................     608,166         3,328,949
    BP PLC ......................................   1,856,416        10,990,935
    G4S PLC .....................................   2,486,444         6,695,525
    GlaxoSmithKline PLC .........................     649,560        12,868,124
    Kingfisher PLC ..............................   2,311,368        10,221,634
    Lloyds Banking Group PLC ....................  13,784,383         9,660,997
    National Grid PLC ...........................     661,042         8,617,116
    Pearson PLC .................................     611,970         5,674,088
    Royal Dutch Shell PLC Class A ...............      19,300           481,149
    Royal Dutch Shell PLC Class B ...............     534,815        13,845,136
    Tesco PLC ...................................   4,664,462        12,032,404
    Unilever PLC ................................     174,748         7,310,844
                                                                  -------------
 Total United Kingdom                                               101,726,901
                                                                  -------------
    Total Common Stock
      (Cost $428,210,440) .......................                   414,490,477
                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
--------------------------------------------------------------------------------

                                                    NUMBER OF         VALUE
                                                  SHARES/RIGHTS      (U.S. $)
                                                  -------------      --------
 GERMANY -- 0.0%
    Bayerische Motoren Werke 4.39% ..............      1,081       $     82,058
                                                                   ------------
    Total Preferred Stock
      (Cost $79,697) ............................                        82,058
                                                                   ------------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
 SPAIN -- 0.0%
    Banco Santander exercise price EUR 0.045,
     expiration date 11/02/16 * .................     505,557            28,304
                                                                   ------------
    Total Rights
      (Cost $--) ................................                        28,304
                                                                   ------------
    Total Value of Securities -- 98.6%
      (Cost $428,290,137) .......................                  $414,600,839
                                                                   ============

PERCENTAGES ARE BASED ON NET ASSETS OF $420,276,591.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES. THE TOTAL MARKET VALUE OF SUCH SECURITIES AS OF OCTOBER 31, 2016 WAS $0 AND REPRESENTED 0.00% OF NET ASSETS.

ADR -- AMERICAN DEPOSITARY RECEIPT
EUR -- EURO
PLC -- PUBLIC LIMITED COMPANY
REIT -- REAL ESTATE INVESTMENT TRUST
VVPR STRIP -- DIVIDEND COUPON

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

AS OF OCTOBER 31, 2016, ALL OF THE FUND'S INVESTMENTS WERE CONSIDERED LEVEL 1, EXCEPT FOR ENGIE VVPR STRIP, WHICH WAS CONSIDERED LEVEL 3 WHEN CONVERTED AND IS VALUED AT $0 AT OCTOBER 31, 2016. A RECONCILIATION OF LEVEL 3 INVESTMENTS, INCLUDING CERTAIN DISCLOSURES RELATED TO SIGNIFICANT INPUTS USED IN VALUING LEVEL 3 INVESTMENTS IS ONLY PRESENTED WHEN THE FUND HAS OVER 1% OF LEVEL 3 INVESTMENTS AT THE BEGINNING AND/OR END OF THE PERIOD IN RELATION TO NET ASSETS.

FOR THE YEAR ENDED OCTOBER 31, 2016, THERE HAVE BEEN NO TRANSFERS BETWEEN LEVEL 1, LEVEL 2 OR LEVEL 3 ASSETS AND LIABILITIES. THE FUND GENERALLY RECOGNIZES TRANSFERS BETWEEN THE LEVELS AS OF THE END OF THE REPORTING PERIOD.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments (Cost $428,290,137) .............................      $414,600,839
Foreign currency (Cost $510,286) ............................           508,906
Cash ........................................................         2,730,917
Receivable for investment securities sold ...................         1,820,249
Reclaims receivable .........................................         1,239,158
Dividends receivable ........................................           640,913
Receivable for capital shares sold ..........................               706
Unrealized appreciation on spot foreign currency contracts ..               515
Prepaid expenses ............................................            13,603
                                                                   ------------
  Total assets ..............................................       421,555,806
                                                                   ------------
LIABILITIES:
Payable for investment securities purchased .................           819,782
Payable due to Investment Adviser ...........................           206,820
Payable for capital shares redeemed .........................            75,960
Payable due to Administrator ................................            39,485
Unrealized depreciation on spot foreign currency contracts ..             3,673
Chief Compliance Officer fees payable .......................             1,920
Payable due to Trustees .....................................               187
Other accrued expenses ......................................           131,388
                                                                   ------------
  Total liabilities .........................................         1,279,215
                                                                   ------------
NET ASSETS ..................................................      $420,276,591
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital .............................................      $555,097,430
Undistributed net investment income .........................         9,874,908
Accumulated net realized loss on investments and foreign
  currency transactions .....................................      (130,908,969)
Net unrealized depreciation on investments ..................       (13,689,298)
Net unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated
  in foreign currency .......................................           (97,480)
                                                                   ------------
NET ASSETS ..................................................      $420,276,591
                                                                   ============

NET ASSET VALUE, Offering and Redemption Price Per Share*
  Shares of Beneficial Interest Outstanding
  (unlimited authorization -- no par value)
  ($420,276,591 + 31,217,099 shares) ........................      $      13.46
                                                                   ============

* REDEMPTION PRICE PER SHARE MAY VARY DEPENDING ON LENGTH OF TIME SHARES ARE HELD. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              FOR THE YEAR ENDED
                                              OCTOBER 31, 2016+

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividends ....................................................     $ 14,875,217
Interest .....................................................            1,199
Less: foreign taxes withheld .................................         (890,297)
                                                                   ------------
  Total investment income ....................................       13,986,119
                                                                   ------------
EXPENSES
Investment advisory fees .....................................        2,495,906
Accounting and administration fees ...........................          297,044
Custodian fees ...............................................           65,776
Registration fees ............................................           61,986
Transfer agent fees and expenses .............................           46,652
Legal fees ...................................................           43,050
Audit and tax ................................................           38,793
Printing fees ................................................           26,058
Other ........................................................           17,321
Trustees' fees and expenses ..................................           14,798
Chief Compliance Officer fees ................................            3,801
                                                                   ------------
  TOTAL EXPENSES .............................................        3,111,185
                                                                   ------------
LESS:
Investment advisory fees waived ..............................         (269,874)
                                                                   ------------
  NET EXPENSES ...............................................        2,841,311
                                                                   ------------
NET INVESTMENT INCOME ........................................       11,144,808
                                                                   ------------
NET REALIZED LOSS ON:
  Investments ................................................       (2,460,054)
  Foreign currency transactions ..............................         (114,049)
  Foreign currency exchange contracts ........................          (70,657)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
  Investments ................................................      (20,486,851)
  Foreign currency transactions and translation of other assets
     and liabilities denominated in foreign currency .........          (40,563)
  Foreign currency exchange contracts ........................             (828)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS .............................      (23,173,002)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $(12,028,194)
                                                                   ============

+ ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
                                                  YEAR ENDED        YEAR ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2016+             2015
                                                 ------------      ------------
OPERATIONS:
  Net investment income .....................    $ 11,144,808      $  9,780,373
  Net realized gain/(loss) on investments,
    foreign currency transactions and
    foreign currency exchange contracts .....      (2,644,760)       27,492,813
  Net change in unrealized appreciation/
    (depreciation) on investments, foreign
    currency transactions and translation
    of other assets and liabilities
    denominated in foreign currency, and
    foreign currency exchange contracts .....     (20,528,242)      (36,807,874)
                                                 ------------      ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............     (12,028,194)          465,312
                                                 ------------      ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income .....................      (9,309,855)      (19,976,817)
                                                 ------------      ------------
  Total dividends and distributions .........      (9,309,855)      (19,976,817)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS(1):
  Issued ....................................     131,005,719        71,665,939
  Reinvestment of dividends .................       5,171,775        13,785,666
  Redemption fees -- Note 2 .................             542                --
  Redeemed ..................................     (52,944,333)     (154,086,264)
                                                 ------------      ------------
  Net increase/(decrease) in net assets from
    capital share transactions ..............      83,233,703       (68,634,659)
                                                 ------------      ------------
  Total increase/(decrease) in net assets ..      61,895,654       (88,146,164)
                                                 ------------      ------------
NET ASSETS:
  Beginning of year .........................     358,380,937       446,527,101
                                                 ------------      ------------
  End of year ...............................    $420,276,591      $358,380,937
                                                 ============      ============
  Undistributed net investment income .......    $  9,874,908      $  8,220,825
                                                 ============      ============

+ ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.

(1)  SEE NOTE 8 -- SHARE TRANSACTIONS IN NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year
                                                         -----------------------------------------------------------
                                                                                YEAR ENDED(2)
                                                         10/31/16     10/31/15     10/31/14     10/31/13    10/31/12
                                                         -----------------------------------------------------------
Net asset value, beginning of year ..................     $14.24       $15.12       $15.34      $12.84       $13.12
                                                          ------       ------       ------      ------       ------
INCOME/(LOSS) FROM OPERATIONS:(1)
 Net investment income ..............................       0.43         0.38         0.63        0.34         0.44
 Net realized and unrealized gain/(loss)
   on investments ...................................      (0.84)       (0.58)       (0.43)       2.70        (0.18)
                                                          ------       ------       ------      ------       ------
 Total gain/(loss) from operations ..................      (0.41)       (0.20)        0.20        3.04         0.26
                                                          ------       ------       ------      ------       ------
 Redemption fees ....................................         --(4)        --           --          --           --
                                                          ------       ------       ------      ------       ------
DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ..............................      (0.37)       (0.68)       (0.42)      (0.54)       (0.54)
                                                          ------       ------       ------      ------       ------
Total dividends and distributions ...................      (0.37)       (0.68)       (0.42)      (0.54)       (0.54)
                                                          ------       ------       ------      ------       ------
Net asset value, end of year ........................     $13.46       $14.24       $15.12      $15.34       $12.84
                                                          ======       ======       ======      ======       ======
TOTAL RETURN+ .......................................      (2.83)%      (1.39)%       1.46%      24.59%        2.26%
                                                          ======       ======       ======      ======       ======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (Thousands) .................     $420,277     $358,381    $446,527    $491,683     $467,827
 Ratio of expenses to average net assets
   (including waivers and reimbursements) ...........       0.82%        0.88%        0.86%       0.88%        0.85%
 Ratio of expenses to average net assets
   (excluding waivers and reimbursements) ...........       0.89%        0.88%        0.86%       0.88%        0.85%
 Ratio of net investment income to average
   net assets .......................................       3.20%        2.54%        4.04%       2.48%        3.56%
 Portfolio turnover rate ............................         20%          28%(3)       21%         20%          16%(3)

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(2) ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.

(3) EXCLUDES THE VALUE OF PORTFOLIO SECURITIES RECEIVED OR DELIVERED AS A RESULT OF IN-KIND PURCHASES OR REDEMPTIONS OF THE PORTFOLIO'S CAPITAL SHARES.

(4)  VALUE IS LESS THAN $0.01 PER SHARE.

+ RETURN SHOWN DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN MAY HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED ITS FEE AND/OR REIMBURSED OTHER EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Gallery Trust (the "Trust"), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company with one fund. The financial statements herein are those of the Mondrian International Equity Fund (the "Fund"). The Fund is classified as a diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Fund's investment adviser ("Mondrian" or the "Adviser"). The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the "Predecessor Fund"), prior to the Fund's acquisition of the assets and assumption of the liabilities of the Predecessor Fund (the "Reorganization") on March 14, 2016 in a tax-free transaction. The Fund had no operations prior to the Reorganization. The Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the "Predecessor Adviser"), and sub-advised by Mondrian Investment Partners Limited. The Predecessor Fund had substantially similar investment objectives and strategies as those of the Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Fund for periods prior to March 14, 2016.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB").

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     VALUATION OF INVESTMENTS -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ , the NASDAQ Official Closing Price will be used. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.

     Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Fund's Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

     The Fund uses MarkIt Fair Value ("MarkIt") as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

     If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

     In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     Level 1 -- Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

     Level 2 -- Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

     Level 3 -- Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     Fair value measurement classifications are summarized in the Fund's Schedule of Investments.

     For the year ended October 31, 2016, there have been no significant changes to the Fund's fair valuation methodology.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

     SECURITY TRANSACTIONS, DIVIDEND AND INVESTMENT INCOME -- Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, net of withholding taxes, if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion are calculated using the effective interest method over the holding period of the investment.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund's returns. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of October 31, 2016.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund distributes its net investment income, and makes distributions from its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the years ended October 31, 2016, and October 31, 2015, the Fund retained redemption fees of $542 and $0, respectively. Such fees are retained by the Fund for the benefit of the remaining shareholders and will be recorded as additions to fund capital.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

3.   TRANSACTIONS WITH AFFILIATES

Effective March 14, 2016, certain officers of the Trust are also employees of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisors and service providers, as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4.   ADMINISTRATION, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS

Effective March 14, 2016, the Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period from March 14, 2016 to October 31, 2016, the Fund paid $256,740 for these services. Prior to March 14, 2016, the Predecessor Fund entered into an administrative services agreement with Delaware Investments Fund Services Company ("DIFSC"), pursuant to which the Predecessor Fund agreed to pay DIFSC for certain administrative costs incurred in providing accounting services to the Predecessor Fund. For the period from November 1, 2015 to March 13, 2016, the Predecessor Fund paid DIFSC $40,304 for these services. Expenses incurred under the agreements are shown in the Statement of Operations as "Accounting and administration fees".

Brown Brothers Harriman & Co., (the "Custodian") serves as the Fund's Custodian pursuant to a custody agreement. Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's Transfer Agent pursuant to a transfer agency agreement.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.   INVESTMENT ADVISORY AGREEMENT

Effective March 14, 2016, under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets. Prior to March 14, 2016, Delaware Management Company ("DMC") was paid an Advisory fee at an annual rate of 0.75% of the Fund's average daily net assets, and DMC paid Mondrian a sub-advisory fee at an annual rate of 0.36% of the Fund's average daily net assets.

Effective March 14, 2016, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively "excluded expenses") from exceeding 0.79% of the Fund's average daily net assets until February 28, 2019 (the "Expense Limitation"). This agreement may be terminated: (i) by the Board of Trustees of the Fund for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

6.   INVESTMENT TRANSACTIONS

For the period ended October 31, 2016, the Fund made purchases of $149,609,752 and sales of $68,469,536 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.   FEDERAL TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following permanent differences primarily attributable to REIT adjustments and foreign exchange gain/loss have been reclassified to/from the following accounts:

                 UNDISTRIBUTED NET          ACCUMULATED NET
                  INVESTMENT LOSS            REALIZED GAIN
                 -----------------          ---------------
                    $(180,870)                 $180,870

These reclassifications have no impact on net assets or net asset value per share.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for forwards, foreign currency transactions, wash sale loss deferrals on investments in REIT's and investments in Passive Foreign Investment Companies. Distributions during the years ended October 31, 2016 and October 31, 2015 were as follows:

                         ORDINARY        LONG-TERM
                          INCOME       CAPITAL GAIN       TOTAL
                         --------      ------------    -----------
          2016          $ 9,309,855      $    --       $ 9,309,855
          2015           19,976,817           --        19,976,817

As of October 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

          Undistributed Ordinary Income           $   9,887,284
          Capital loss carryforwards               (127,380,598)
          Unrealized Depreciation                   (17,330,681)
          Other temporary differences                     3,156
                                                  -------------
          Total Accumulated Losses                $(134,820,839)
                                                  =============

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The capital loss carryforwards are noted below:

              PRE-ENACTMENT            POST ENACTMENT
              -------------            --------------
                                                        TOTAL CAPITAL LOSS
    EXPIRING 2017     EXPIRING 2018    LONG-TERM LOSS      CARRYFORWARDS
    -------------     -------------    --------------   ------------------
     $111,280,174      $13,859,481       $2,240,943        $127,380,598


During the year ended October 31, 2016, the Fund did not utilize capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2016, were as follows:

                         AGGREGATE         AGGREGATE
                           GROSS             GROSS
      FEDERAL TAX       UNREALIZED        UNREALIZED        NET UNREALIZED
          COST         APPRECIATION      DEPRECIATION        DEPRECIATION
     ------------      ------------     -------------       --------------
     $431,834,040      $33,549,389      $(50,782,590)       $(17,233,201)

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.   SHARE TRANSACTIONS

The share transactions are shown below:
                                                  YEAR ENDED        YEAR ENDED
                                                 OCTOBER 31,        OCTOBER 31,
                                                    2016+              2015
                                                 ------------        ----------
Shares transactions:
  Issued ...................................      9,650,180          5,191,868
  Reinvestment of dividends ................        397,218            970,821
  Redeemed .................................     (3,997,919)       (10,517,899)
                                                 -----------       ------------
  Net increase/(decrease) in shares
    outstanding ............................      6,049,479         (4,355,210)
                                                 ==========        ============

+ ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.

9.   RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

As with all mutual funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value and ability to meet its investment objective.

EQUITY RISK

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK

Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK

The Fund's investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

SUPRANATIONAL ENTITIES RISK

Government members, or "stockholders," usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOREIGN CURRENCY RISK

As a result of the Fund's investments in securities denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK

The Fund's use of forward contracts is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Fund's use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

LIQUIDITY RISK

Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

LARGE PURCHASE AND REDEMPTION RISK

Large purchases or redemptions of the Fund's shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund's portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund's performance and have adverse tax consequences for Fund shareholders.

10.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  IN-KIND REDEMPTION

During the year ended October 31, 2016, the Fund had no in-kind redemptions. During the year ended October 31, 2015, the Predecessor Fund satisfied withdrawal requests with transfers of securities of $67,371,660, resulting in net realized gains of $5,334,630.

12.  OTHER

At October 31, 2016, 55% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. Some of these shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

13.  REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule which introduces two new regulatory reporting forms for investment companies -- Form N-PORT and Form N-CEN -- also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund's

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

current financial statement presentation and expects that the Fund will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

14.  SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Gallery Trust and the Shareholders of
Mondrian International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mondrian International Equity Fund (formerly The International Equity Portfolio, a series of Delaware Pooled Trust) (constituting Gallery Trust, hereafter referred to as the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2016

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2016 to October 31, 2016.

The table on the next page illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (CONCLUDED)

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                             BEGINNING      ENDING
                              ACCOUNT      ACCOUNT     ANNUALIZED     EXPENSES
                               VALUE        VALUE       EXPENSE     PAID DURING
                              5/1/16      10/31/16      RATIOS        PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN          $1,000.00    $  999.30       0.79%        $3.97
HYPOTHETICAL 5% RETURN      $1,000.00    $1,021.17       0.79%        $4.01

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD.)

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF GALLERY TRUST

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Trustees." Mr. Doran is a Trustee who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386.

The following chart lists Trustees and Officers as of October 31, 2016.

-----------------------------------------------------------------------------------------------------------------
                   POSITION
                   WITH TRUST      PRINCIPAL
NAME               AND LENGTH      OCCUPATIONS
AND YEAR           OF TIME         IN THE PAST           OTHER DIRECTORSHIPS
OF BIRTH           SERVED(1)       FIVE YEARS            HELD IN THE PAST FIVE YEARS(2)
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE (3,4)
-----------------------------------------------------------------------------------------------------------------
WILLIAM M.        Chairman of     Self-Employed          Current Directorships: Trustee of The Advisors'
DORAN             the Board of    Consultant since       Inner Circle Fund, The Advisors' Inner Circle Fund
(Born: 1940)      Trustees        2003. Partner at       II, The Advisors' Inner Circle Fund III, Bishop Street
                  (Since 2015)    Morgan, Lewis &        Funds, The KP Funds, Winton Series Trust, Winton
                                  Bockius LLP (law       Diversified Opportunities Fund (closed-end
                                  firm) from 1976        investment company), SEI Daily Income Trust, SEI
                                  to 2003. Counsel       Institutional International Trust, SEI Institutional
                                  to the Trust, SEI      Investments Trust, SEI Institutional Managed
                                  Investments,           Trust, SEI Asset Allocation Trust, SEI Tax Exempt
                                  SIMC, the              Trust, Adviser Managed Trust, New Covenant
                                  Administrator          Funds, SEI Insurance Products Trust and SEI
                                  and the                Catholic Values Trust. Director of SEI Invest-
                                  Distributor.           ments (Europe), Limited, SEI Investments--Global
                                                         Funds Services, Limited, SEI Investments Global,
                                                         Limited, SEI Investments (Asia), Limited, SEI
                                                         Global Nominee Ltd., SEI Investments -- Unit Trust
                                                         Management (UK) Limited and SEI Investments
                                                         Co. Director of the Distributor since 2003.

                                                         Former Directorships: Director of SEI Alpha Strat-
                                                         egy Portfolios, LP to 2013. Trustee of O'Connor
                                                         EQUUS (closed-end investment company) to
                                                         2016. Trustee of SEI Liquid Asset Trust to 2016.
-----------------------------------------------------------------------------------------------------------------

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE DIES, RESIGNS, OR IS REMOVED IN ACCORDANCE WITH THE DECLARATION OF TRUST.

(2) DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES UNDER THE 1940 ACT.

(3)  TRUSTEES OVERSEE 1 FUND IN THE TRUST.

(4) MR. DORAN MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUND AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF HIS AFFILIATION WITH THE DISTRIBUTOR AND/OR ITS AFFILIATES.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF GALLERY TRUST (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                   POSITION
                   WITH TRUST      PRINCIPAL
NAME               AND LENGTH      OCCUPATIONS
AND YEAR           OF TIME         IN THE PAST            OTHER DIRECTORSHIPS
OF BIRTH           SERVED(1)       FIVE YEARS             HELD IN THE PAST FIVE YEARS(2)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
-----------------------------------------------------------------------------------------------------------------
JON C.            Trustee          Retired since          Current Directorships: Trustee of City
HUNT              (Since 2015)     2013. Consultant       National Rochdale Funds, The Advisors'
(Born: 1951)                       to Management,         Inner Circle Fund III, Winton Series Trust
                                   Convergent Capital     and Winton Diversified Opportunities Fund
                                   Management, LLC        (closed-end investment company). Member
                                   ("CCM") from 2012      of Independent Committee of Nuveen Com-
                                   to 2013. Managing      modities Asset Management.
                                   Director and Chief
                                   Operating Officer,     Former Directorship: Trustee of O'Connor
                                   CCM from 1998 to       EQUUS (closed-end investment company)
                                   2012.                  to 2016.
-----------------------------------------------------------------------------------------------------------------
THOMAS P.         Trustee          Retired since 2013.    Current Directorships: Trustee of AXA
LEMKE             (Since 2015)     Executive Vice         Premier VIP Trust, The Advisors' Inner
(Born: 1954)                       President and          Circle Fund III, JP Morgan Active ETFs,
                                   General Counsel,       Winton Series Trust and Winton Diversified
                                   Legg Mason, Inc.       Opportunities Fund (closed-end investment
                                   from 2005 to 2013.     company).

                                                          Former Directorships: Director of Victory
                                                          Funds to 2015. Trustee of O'Connor EQUUS
                                                          (closed-end investment company) to 2016.
-----------------------------------------------------------------------------------------------------------------
RANDALL S.        Trustee          Co-Founder and         Current Directorships: Trustee of The
YANKER            (Since 2015)     Senior Partner,        Advisors' Inner Circle Fund III, Winton Series
(Born: 1960)                       Alternative Asset      Trust and Winton Diversified Opportunities
                                   Managers, L.P. since   Fund (closed-end investment company).
                                   2004.                  Independent Non-Executive Director of HFA
                                                          Holdings Limited.

                                                          Former Directorship: Trustee of O'Connor
                                                          EQUUS (closed-end investment company)
                                                          to 2016.
-----------------------------------------------------------------------------------------------------------------
JAY C.            Trustee          Self-Employed          Current Directorships: Trustee of City
NADEL             (Since 2016)     Consultant since       National Rochdale Funds, Winton Series
(Born: 1958)                       2004.                  Trust, Winton Diversified Opportunities Trust
                                                          (closed-end investment company). Director
                                                          of Lapolla Industries, Inc.

                                                          Former Directorships: Trustee of Roachdale
                                                          Investment Trust to 2013.
-----------------------------------------------------------------------------------------------------------------

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE DIES, RESIGNS, OR IS REMOVED IN ACCORDANCE WITH THE DECLARATION OF TRUST.

(2) DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES UNDER THE 1940 ACT.

(3)  TRUSTEES OVERSEE 1 FUND IN THE TRUST.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF GALLERY TRUST (CONCLUDED)
-----------------------------------------------------------------------------------------------------------

                POSITION(S) HELD WITH
NAME AND        THE TRUST AND LENGTH
YEAR OF BIRTH   OF TIME SERVED          PRINCIPAL OCCUPATION IN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------
MICHAEL         President               Director of Client Service, SEI Investments Company, since
BEATTIE         (since 2015)            2004.
(Born: 1965)
-----------------------------------------------------------------------------------------------------------
ROBERT A.       Vice Chairman           SEI employee 1974 to present; currently performs various
NESHER          (since 2015)            services on behalf of SEI Investments for which Mr. Nesher
(Born: 1946)                            is compensated.
-----------------------------------------------------------------------------------------------------------
STEPHEN         Treasurer, Controller   Director, SEI Investments, Fund Accounting since December
CONNORS         and Chief Financial     2014. Audit Manager, Deloitte & Touche LLP, from
(Born: 1984)    Officer                 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs,
                (since 2015)            Bunting & Dougherty, LLP), from 2007 to 2011.
-----------------------------------------------------------------------------------------------------------
DIANNE M.       Vice President          Counsel at SEI Investments since 2010. Associate at Morgan,
DESCOTEAUX      and Secretary           Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)    (since 2015)
-----------------------------------------------------------------------------------------------------------
RUSSELL         Chief Compliance        Chief Compliance Officer of SEI Institutional Managed
EMERY           Officer                 Trust, SEI Asset Allocation Trust, SEI Institutional International
(Born: 1962)    (since 2015)            Trust, SEI Institutional Investments Trust, SEI Daily
                                        Income Trust, SEI Tax Exempt Trust, The Advisors' Inner
                                        Circle Fund, The Advisors' Inner Circle Fund II and Bishop
                                        Street Funds since 2006; SEI Structured Credit Fund, LP
                                        since 2007; SEI Adviser Managed Trust since 2010; SEI
                                        Insurance Products Trust and The KP Funds since 2013;
                                        The Advisors' Inner Circle Fund III, Winton Series Trust and
                                        Winton Diversified Opportunities Fund since 2014; SEI
                                        Catholic Values Trust since 2015. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013; SEI
                                        Liquid Asset Trust from 2006 to 2016 and O'Connor EQUUS
                                        (closed-end investment company) from 2014 to 2016.
-----------------------------------------------------------------------------------------------------------
LISA            Vice President and      Counsel at SEI Investments since 2012. Associate Counsel
WHITTAKER       Assistant Secretary     and Compliance Officer at The Glenmede Trust Company,
(Born: 1978)    (since 2015)            N.A. from 2011 to 2012. Associate at Drinker Biddle & Reath
                                        LLP from 2006 to 2011.
-----------------------------------------------------------------------------------------------------------
JOHN Y. KIM     Vice President and      Attorney, SEI Investment Company (2014-present). Associate,
(Born: 1981)    Assistant Secretary     Stradley Ronon Stevens & Young, LLP (2009-2014).
                (since 2015)
-----------------------------------------------------------------------------------------------------------
BRIDGET E.      Anti-Money              Anti-Money Laundering Compliance Officer and Privacy
SUDALL          Laundering              Officer (since 2015), Senior Associate and AML Officer,
(Born: 1980)    Compliance Officer      Morgan Stanley Alternative Investment Partners, April
                and Privacy Officer     2011 to March 2015. Investor Services Team Lead, Morgan
                (since 2015)            Stanley Alternative Investment Partners, July 2007 to
                                        April 2011.
-----------------------------------------------------------------------------------------------------------

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

                                                                                                FOREIGN INVESTORS
                                                QUALIFYING                                -----------------------------
                                                   FOR
                LONG-TERM                       CORPORATE                                                  SHORT-TERM
 ORDINARY         CAPITAL                        DIVIDENDS      QUALIFYING       U.S.         INTEREST       CAPITAL       FOREIGN
  INCOME           GAIN            TOTAL         RECEIVED        DIVIDEND     GOVERNMENT      RELATED         GAIN           TAX
DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION(1)     INCOME(2)   INTEREST(3)    DIVIDENDS(4)   DIVIDENDS(5)     CREDIT
------------------------------------------------------------------------------------------------------------------------------------
100.00%             0.00%          100.00%         0.00%          100.00%       0.00%          0.00%          0.00%         6.72%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS OF THE FUND WHO ARE RESIDENTS OF CAL-IFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS. INTEREST RELATED DIVIDENDS ARE EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE OF THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT TERM CAPITAL GAIN DIVIDENDS" AND IS REFLECTED AS A PERCENTAGE OF SHORT TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

     THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2016. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2016 FORM 1099-DIV.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

FUND INFORMATION

REGISTERED OFFICE           P.O. Box 588
                            Portland, ME 04112

ADVISER                     Mondrian Investment Partners Limited
                            10 Gresham Street, 5th Floor
                            London, England EC2V 7JD

DISTRIBUTOR                 SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, PA 19456

ADMINISTRATOR               SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, PA 19456

LEGAL COUNSEL               Morgan, Lewis & Bockius LLP
                            1701 Market Street
                            Philadelphia, PA 19103

CUSTODIAN                   Brown Brothers Harriman & Co
                            40 Water Street
                            Boston, Massachusetts 02109

TRANSFER AGENT              Atlantic Fund Services, LLC
                            Three Canal Plaza
                            Portland, ME 04101

INDEPENDENT REGISTERED      PricewaterhouseCoopers LLP
PUBLIC ACCOUNTING FIRM      2001 Market Street
                            Philadelphia, PA 19103

                      [This Page Intentionally Left Blank]

                                                                 MON-AR-001-0100

Item 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Gallery Trust (the "Trust").

PwC billed the Trust aggregate fees for services rendered to the Trust for the last fiscal year as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                  2016
--------------------------------------------------------------------------------------------------------------------
                                 All fees and              All fees and                 All other fees
                                 services to the           services to service          and services to
                                 Trust that were           affiliates that              service affiliates
                                 pre-approved              were pre-approved            that did not
                                                                                        require pre-approval
--------------------------------------------------------------------------------------------------------------------
(a) Audit Fees (1)                 $23,400                         N/A                         N/A
--------------------------------------------------------------------------------------------------------------------
(b) Audit-Related Fees               N/A                           N/A                       $117,141
--------------------------------------------------------------------------------------------------------------------
(c) Tax Fees                         N/A                           N/A                         N/A
--------------------------------------------------------------------------------------------------------------------
(d) All Other Fees                   N/A                           N/A                         N/A
--------------------------------------------------------------------------------------------------------------------

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) were as follows:

                    ----------------------------------------
                                                 2016
                    ----------------------------------------
                    Audit-Related Fees            N/A
                    ----------------------------------------
                    Tax Fees                      N/A
                    ----------------------------------------
                    All Other Fees
                                                  N/A
                    ----------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $117,141 for 2016.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                        Gallery Trust


By (Signature and Title)                            /s/ Michael Beattie
                                                    ----------------------------
                                                    Michael Beattie
                                                    President
Date: January 6, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                            /s/ Michael Beattie
                                                    ----------------------------
                                                    Michael Beattie
                                                    President
Date: January 6, 2017


By (Signature and Title)                            /s/ Stephen Connors
                                                    ----------------------------
                                                    Stephen Connors
                                                    Treasurer, Controller and
                                                    Chief Financial Officer
Date: January 6, 2017